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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-49585


                         SUPPLEMENT TO THE PROSPECTUS
                   OF MORGAN STANLEY DEAN WITTER EQUITY FUND
                            DATED SEPTEMBER 28, 1999


     The third paragraph under the section "Fund Management" in the Prospectus is replaced in its entirety by the following paragraph:


     The Fund's assets are managed by a team of four portfolio managers who may concentrate on either "growth" or "value" sectors in selecting investments for the Fund's portfolio. Steven Epstein, Brian Kramp, Christopher Leavy and Eric Scharpf are currently the primary portfolio managers of the Fund (Messrs. Epstein, Leavy and Scharpf since December, 1999; Mr. Kramp since the Fund's inception). Mr. Epstein is a Vice President of the Sub-Adviser and has been a Financial Analyst with the Sub-Adviser since 1996; prior thereto he attended the Wharton School of the University of Pennsylvania (1994-1996), receiving an MBA. Mr. Kramp is a Principal of the Sub-Adviser and has been affiliated with the Sub-Adviser since 1997; prior to that he was an analyst/portfolio manager with Meridian Investment Company (1984-1997). Mr. Leavy is a Vice President of the Sub-Adviser and has been affiliated with the Sub-Adviser since 1997; prior thereto he served as a portfolio manager for Crestar Asset Management (1995-1997). Mr. Scharpf is a Vice President of the Sub-Adviser and has been a Financial Analyst with the Sub-Adviser since 1997; prior thereto he attended the Wharton School of the University of Pennsylvania (1995-1997), receiving an MBA. In addition, a group of four individuals, Arden Armstrong, James Jolinger, Robert Marcin and Gary Schlarbaum, render assistance to the primary portfolio managers by providing financial and market analysis and idea generation with respect to securities. Ms. Armstrong, Mr. Marcin and Mr. Schlarbaum are Managing Directors of the Sub-Adviser and have been managing portfolios for the Sub-Adviser for over five years. Mr. Jolinger is a Principal of the Sub-Adviser and the Director of Research; he has been associated with the Sub-Adviser since 1994.




January 6, 2000